INVESCO INTERNATIONAL FUNDS, INC.

            Supplement to Class C Prospectus dated February 15, 2000

The name of INVESCO International Blue Chip Fund is changed to INVESCO International Blue Chip Value Fund. All references in this Prospectus to INVESCO International Blue Chip Fund are hereby deleted and substituted with INVESCO International Blue Chip Value Fund.

The section of the Prospectus entitled "Fees And Expenses - Annual Fund Operating Expenses That Are Deducted From Fund Assets" is amended to (1) delete the table and the footnotes and (2) substitute the following, respectively, in their place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSSETS

      EUROPEAN FUND - CLASS C
      Management Fee                                        0.70%
      Distribution and Service (12b-1) Fees(1)              1.00%
      Other Expenses(2)                                     0.67%
                                                            -----
      Total Annual Fund Operating Expenses(2)               2.37%
                                                            =====

      INTERNATIONAL BLUE CHIP VALUE FUND - CLASS C
      Management Fee                                        0.75%
      Distribution and Service (12b-1) Fees(1)              1.00%
      Other Expenses(2)                                     1.65%
                                                            -----
      Total Annual Fund Operating Expenses(2)               3.40%
                                                            =====

      LATIN AMERICAN GROWTH FUND - CLASS C
      Management Fee                                        0.75%
      Distribution and Service (12b-1) Fees(1)              1.00%
      Other Expenses(2)                                     2.74%
                                                            -----
      Total Annual Fund Operating Expenses(2)               4.49%
                                                            =====

      PACIFIC BASIN FUND - CLASS C
      Management Fee                                        0.75%
      Distribution and Service (12b-1) Fees(1)              1.00%
      Other Expenses(2)                                     1.64%
                                                            -----
      Total Annual Fund Operating Expenses(2)               3.39%
                                                            =====


      (1)Because the Funds pay 12b-1 distribution fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
      (2)Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. Actual expenses are not provided because the Funds' Class C shares were not offered until February 15, 2000. Certain expenses of the Funds will be absorbed voluntarily by INVESCO and the applicable sub-adviser in order to ensure that expenses for European Fund - Class C, International Blue Chip Value Fund - Class C, Latin American Growth Fund - Class C and Pacific Basin Fund - Class C do not exceed 2.75% of each Fund's average net assets attributable to Class C shares pursuant to commitments between those Funds and INVESCO and/or the applicable subadviser. These commitments may be changed at any time following consultation with the board of directors. After absorption, International Blue Chip Value Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending October 31, 2000 are estimated to be 1.10% and 2.85%, respectively, of the Fund's average net assets attributable to Class C shares; Latin American Growth Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending October 31, 2000 are estimated to be 1.20% and 2.95%, respectively, of the Fund's average net assets attributable to Class C shares; and Pacific Basin Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending October 31, 2000 are estimated to be 1.12% and 2.87%, respectively, of the Fund's average net assets attributable to Class C shares.

The section of the Prospectus entitled "Fees And Expenses - Examples" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      The Examples assume that you invested $10,000 in Class C shares of a Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of each period. The second Example assumes you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that a Fund's Class C shares' operating expenses remained the same. Although the actual costs and performance of a Fund's Class C shares may be higher or lower, based on these assumptions your costs would have been:

      IF SHARES ARE REDEEMED                            1 year      3 years    5 years   10 years
      European Fund - Class C                           $  340      $   739    $1,265    $2,706
      International Blue Chip Value Fund -  Class C     $  443      $ 1,045    $1,769    $3,685
      Latin American Growth Fund - Class C              $  550      $ 1,357    $2,274    $4,606
      Pacific Basin Fund - Class C                      $  442      $ 1,042    $1,765    $3,676

      IF SHARES ARE NOT REDEEMED                        1 year      3 years    5 years   10 years
      European Fund - Class C                           $  240      $   739    $1,265    $2,706
      International Blue Chip Value Fund -  Class C     $  343      $ 1,045    $1,769    $3,685
      Latin American Growth Fund - Class C              $  450      $ 1,357    $2,274    $4,606
      Pacific Basin Fund - Class C                      $  342      $ 1,042    $1,765    $3,676

The section of the Prospectus entitled "How To Buy Shares - Contingent Deferred Sales Charge (CDSC)" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      You will not pay a CDSC:
        o if you redeem Class C shares you held for more than 13 months;
        o if you redeem shares acquired through reinvestment of dividends and distributions;
        o on increases in the net asset value of your  shares;
        o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any 12-month period. The value of your shares, and applicable 12-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
        o to pay account fees;
        o for IRA distributions due to death, disability or period distributions based on life expectancy;
        o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
        o for redemptions following the death of a shareholder or beneficial owner.

This Supplement supercedes the Supplement dated June 1, 2000.

The date of this Supplement is August 24, 2000.